Subsequent Events (Details) - Events After Reporting [Member]				1 Months Ended
	Jun. 08, 2020	Mar. 12, 2020	Feb. 06, 2020	May 18, 2020	Mar. 31, 2020	Mar. 18, 2020
Subsequent Events (Textual)
Description of public offering	Sapiens consummated a public offering in Israel of an additional NIS 210,000 (approximately $60 million) of the Sapiens' non-convertible unsecured Series B Debentures.
Description of agreement					Matrix entered into a credit agreement with an Israeli financial institution, pursuant to which, Matrix borrowed NIS 200,000 (approximately $57,870) for a five-years term, bearing a fixed interest at a rate of 2% per annum.	Pursuant to the Credit Agreement, Sapiens borrowed $20,000 for a one-year term. The bank loan will mature on March 16, 2021 whereas the interest will be paid and calculated on a quarterly basis. The bank loan bears interest at the rate of LIBOR plus 2%. The loan was fully repaid following the consummation of an additional NIS 210,000 (approximately $60 million) of the Sapiens' non-convertible unsecured Series B Debentures as detailed below.
Description of acquisition		Formula concluded the acquisition of 80% of the share capital of Ofek Aerial Photography Ltd ("Ofek"), an Israeli company engaged in the fields of aerial and satellite mapping, geographic data collection and processing, and in the provision of services in numerous geographic applications for a cash consideration of approximately NIS 27,670 (approximately $7,604).	The total purchase price was approximately $24,700 in cash, an additional $4,400 in restricted Sapiens' outstanding shares units, and $2,200 in future contingent payments, both subject to earn out based and retention specific criteria.	Michpal concluded the acquisition of 70% of the share capital of Liram Financial Software Ltd. ("Liram"), an Israeli provider of proprietary integrated specialized solutions in the field of financial accounting, taxation and compliance, for cash consideration of approximately NIS 15.3 million (approximately $4.3 million).